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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  March 6, 1996



                            Electronic Designs, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                        1-12200               04-3298416
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(State or other jurisdiction    (Commission file number)    (I.R.S. Employer
    of Incorporation)                                     Identification Number)



One Research Drive, Westborough, Massachusetts                        01581
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(Address of Principal Executive Offices)                            (Zip Code)



                                 (508) 366-5151
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              (Registrant's Telephone Number, Including Area Code)


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(Former Name, Former Address and Formal Fiscal Year, if Changed Since Last
Report)

                       EXHIBIT INDEX IS LOCATED ON PAGE 4

                                  PAGE 1 OF 12

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ITEM 7.   FINANCIAL STATEMENTS,PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

(c)  Exhibits:

2.1 Agreement of Merger dated March 6, 1996, by and between Crystallume, a California corporation, and Electronic Designs, Inc., a Delaware corporation and wholly owned subsidiary of Crystallume.

4.1 Speciman of Common Stock Certificate of Electronic Designs, Inc., a Delaware corporation.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Electronic Designs, Inc.
                                               --------------------------
                                               (Registrant)



Dated:  August    , 1996
                                               --------------------------
                                               Frank D. Edwards,
                                               Senior Vice President and
                                               Chief Financial Officer



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                                EXHIBIT INDEX

EXHIBIT
NUMBER      EXHIBIT TITLE                                                 PAGE
- ------      -------------                                                 ----

2.1         Agreement of Merger dated March 6, 1996, by and                 5
            between Crystallume, a California corporation, and Electronic Designs, Inc., a Delaware corporation and wholly owned subsidiary of Crystallume.


4.1         Speciman of Common Stock Certificate of Electronic             11
            Designs, Inc., a Delaware corporation.





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